LAND PURCHASE OPTION

(To be submitted in Duplicate)

If and when this Option is accepted by the Game Commission it becomes a

LAND PURCHASE CONTRACT

March 21, 2013

(date)

To the Pennsylvania Game Commission

2001 Elmerton Avenue, Harrisburg, PA 17110-9797

Blue Ridge Real Estate Company (hereafter called SELLER), Tax Identification number or social security number(s) 24-0854342 (required), of Route 940 & Moseywood Road, P.O. Box 707, Blakeslee, PA 18610 hereby offer for sale, to the Commonwealth of Pennsylvania, solely for the use of the Pennsylvania Game Commission (hereafter, COMMISSION), subject to acceptance by the Pennsylvania Game Commission within six (6) months from the date hereof, the following described tracts of land:

Luzerne County, Buck Township, 1557 acres (also calculated as 1578 acres, but understanding the property is all that is encompassed within the deeds covering the tax parcel number), Tax ID 05-L15-00A-008-000 (BRRE-14)

Luzerne County Buck and Bear Creek Townships, 2095 acres, Tax ID 04-M13-00A-005-5&6, 05-L14-00A-29C-000, 05-L14-00A-VAR-000 (BRRE-2)

Luzerne County, Buck Township, 11.114 acres, Tax ID 05-L1400A-29C-000, DB 2121, P. 944.

(All generally shown on the Exhibit "H" attached.)

for the consideration of $10,050,000.00 lump sum; and in consideration of One Dollar ($1.00) in hand paid, receipt of which is hereby acknowledged, SELLER hereby agrees to grant and convey the said described premises in fee simple, free and clear of all liens and encumbrances, such as will be insured by a reputable title insurance company at regular rates, to COMMISSION, by deed with covenant of Special Warranty.

AND, for the consideration aforesaid, SELLER hereby agrees that this option shall be irrevocable for the above mentioned period, and shall be accepted by endorsement hereon by the Executive Director of said COMMISSION in due course following acceptance by the COMMISSION. An endorsed copy hereof shall be mailed or otherwise delivered to the SELLER or to the authorized agent for the SELLER and may be recorded by the COMMISSION. If this Option is so accepted, it shall become a LAND PURCHASE CONTRACT. The SELLER agrees to furnish on request all necessary title information and instruments which SELLER possesses or can obtain, and to make every possible effort to correct title defects to which attention is called by the title abstractor.

It is recognized that the acreage listed on this option is approximate and that some of the tracts have been surveyed while others may not have been surveyed recently. Deed descriptions for settlement will be based on the current deed descriptions as well as actual survey descriptions. Settlement shall be lump sum. The time for settlement shall not be before the official survey is completed. SELLER agrees to furnish all data including maps of the premises which are in its possession.

SELLER agrees to furnish all information regarding possible environmental contamination, pollution or waste disposal sites which have occurred to or on the premises. If significant contamination or pollution has occurred or a waste disposal site is present, the COMMISSION shall have the option of canceling this LAND PURCHASE CONTRACT or accepting the premises without diminution in price. If this LAND PURCHASE CONTRACT is canceled, then no remuneration shall be due SELLER.

The COMMISSION acquires the property in an "as-is" condition, with any and all faults. Other than representations of title that may accompany the special warranty deed, SELLER makes no representation, warranties or guarantees of any kind, express, implied or arising out of operation of law, regarding the property or its condition and hereby disclaims all such representation, warranties or guarantees. Accordingly, the COMMISSION hereby releases and discharges the seller from claims related to the property and its condition, including any improvements thereon. This paragraph survives closing and is not merged into the deed.

All stamp taxes (transfer taxes) on the deed shall be paid or otherwise discharges by SELLER. All taxes levied and all tax bills which are received by SELLER prior to settlement shall be paid by SELLER, without reimbursement by the COMMISSION. SELLER and COMMISSION anticipate there may be use of a third party intermediary and that transfer taxes may be lower or the transaction may be exempt.

Should the title examination by COMMISSION reveal material title defects, COMMISSION shall have the option of canceling this LAND PURCHASE CONTRACT or accepting the premises without diminution in price. If this LAND PURCHASE CONTRACT is canceled, then no remuneration shall be due SELLER.

Possession of the premises shall be delivered to the said COMMISSION at settlement. No lumbering or other operations of any nature shall be conducted on the premises after the date of this Option, except as may be noted below.

The COMMISSION waives all contingencies other than those specifically identified herein. The parties agree that the properties are not intended to be used for building purposes, whether immediate or future. This provision is meant to address the fact that some or all of the property is enrolled in Clean and Green. Notwithstanding the foregoing, COMMISSION agrees that it will not make any use of the property which violates the Clean and Green provisions. This paragraph survives closing and is not merged into the deed.

This Option is subject to the following reservations: (If title is subject to exceptions or reservations in prior deeds, the text thereof shall be submitted, if known.)

See addendum.

The      Blue Ridge Real Estate Company      does hereby

(Name of Corporation)

constitute and appoint ______Bruce Beaty, its CEO and President___________to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Option before any person having authority by the laws of the Commonwealth of Pennsylvania to take such acknowledgment, to the intent that the same may be duly recorded.

WITNESSES:

SIGNATURE OF SELLER OR

                                                                                    AUTHORIZED AGENT

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold                      (SEAL)

            By: /s/ Bruce Beaty                       (SEAL)

____________________________(SEAL)

__________________________(SEAL)

____________________________(SEAL)

__________________________(SEAL)

____________________________(SEAL)

__________________________(SEAL)

ACCEPTANCE OF OFFER

The foregoing Option was accepted by the Pennsylvania Game Commission on _________________ , 20   , and now becomes a Land Purchase Contract between the parties this _____ day of ________________, 20   .

Attest:

PENNSYLVANIA GAME COMMISSION

__________________________________

By: _____________________(SEAL)

      Executive Director

Approved as to Form

and Legality:

_________________________________

________________________________

Chief Counsel

Deputy Attorney General

I hereby certify that funds inThe amount of $_____________Are available under coding:

SAP: ____________________

NGIO:_____________

GL: _________________

APPROVED:

_______________________________

______________________________

Comptroller Secretary,                                                   Office of the Budget

ADDENDUM

1.

SELLER has owned the property for some time and it is recognized that SELLER will perform and pay for all surveys necessary and provide ALTA sufficient surveys for purposes of Title Insurance and for the preparation of deeds. COMMISSION shall have the opportunity to review surveys and shall not object unless there is a material reason to do so.

2.

The deed to COMMISSION will contain a clause that SELLER retains the rights to develop oil and gas until June 30, 2023. SELLER shall, during this period have the usufruct of the oil and gas and shall keep all rents, bonuses, and royalties derived therefrom. After June 30, 2023, the rights shall cease and determine and all rights shall become the property of COMMISSION absolutely.

3.

SELLER shall terminate all hunting leases on the property prior to settlement.

4.

The property shall be settled in two phases. COMMISSION shall purchase and settle BRRE-14 on or before July 31, 2013 for the purchase price of $5,000,000.00. COMMISSION shall purchase and settle BRRE-2 (subject to the availability of a survey) between November 1 and November 15, 2013, for the purchase price of $5,050,000.00.

5.

UNDER AND SUBJECT to all exceptions, restrictions, reservations, easements, rights-of-way, conditions, agreements, rights, covenants, privileges, and licenses as granted or conveyed to others by the SELLER or its predecessors in title by indentures or agreements which are recorded or which a survey of the premises or title search would reveal. This paragraph survives closing and is not merged into the deed.

6.

It is hereby acknowledged and understood that the SELLER shall convey prior to or simultaneously to the transfer of the BRRE-14 property to the COMMISSION, two electric transmission easements to PPL Electric Utilities Corporation as are generally depicted on the map attached hereto and marked Exhibit "I" and made a part hereof.

7.

It is also specifically understood that the COMMISSION, now having an equitable interest in the BRRE-14 property, shall be afforded a reasonable opportunity to review and must approve the easement agreement(s) with PPL Electric Utilities Corporation.

8.

The COMMISSION understands that SELLER anticipates entering into a "Backstop Agreement" with PPL Electric Utilities Corporation pursuant to which PPL would have rights to acquire

BRRE-14 in the event that the COMMISSION fails to close on it by July 31, 2013. In the event that PPL has acquired the right to purchase BRRE-14 thereunder, the COMMISSION agrees that it shall not exercise its right to acquire BRRE-14 under this Option without SELLER's written consent.

WITNESSES:

SIGNATURE OF SELLER OR

AUTHORIZED AGENT

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold                        (SEAL)

             By: /s/ Bruce Beaty                 (SEAL)

Attest:

PENNSYLVANIA GAME COMMISSION

__________________________________

By: _____________________(SEAL)

      Executive Director

Approved as to Form

and Legality:

_________________________________

________________________________

Chief Counsel

Deputy Attorney General

BRRE - 14
Phase 3 (1,304.77+/- Acres)
Phase 2 (262+/- Acres)
Phase 1 (11.17+/- Acres)
SGL 91
BRRE
11.114+/- Acres
BRRE - 14
BRRE - 2
1750+/- Acres
BRRE - 2
345+/- Acres
SGL 91
KIDDER
TOBYHANNA

Exhibit H

State Game Land No. 91

Blue Ridge Real Estate (BRRE) Parcels

Bear Creek & Buck Townships
Luzerne County
Northeast Region

N
W
E
S

0 1,875 3,750 7,500 11,250 15,000
Feet

**230 kV Electric Transmission Line
Easements for ROW to be conveyed to
PPL Electric Utilities Corp prior to or
simultaneously with transfer of BRRE-14
property to Pennsylvania Game Commission**

Lackawanna State Forest
State Gamelands # 091
230 kV Transmission Line 6,500' x 150' RW (approximate) to PPL Electric Utilities Corp.
230 kV Transmission Line 10,800' x 150' RW (approximate) to PPL Electric Utilities Corp.
Acahela Substation
Legend
230kV Tower Structures
Transmission Line Access Road ROWs
BRRE-14 Property: 1,566.23 +/- acres
0 1,000 2,000 4,000 Feet

Exhibit "I"